Enterprise Financial Services Corp 2024 Fourth Quarter Earnings Webcast Exhibit 99.2

2 Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

3 *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Capital • Tangible Common Equity/Tangible Assets** 9.05%, compared to 9.50% • Tangible Book Value Per Common Share** $37.27, compared to $37.26 • CET1 Ratio 11.8%, compared to 11.9% • Repurchased 206,529 shares at an average price of $54.01 • Quarterly common stock dividend of $0.28 per share in fourth quarter 2024 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $48.8 million, down $1.8 million; EPS $1.28 • Net Interest Income $146.4 million, up $2.9 million; NIM 4.13% • PPNR** $69.4 million, up $4.3 million • Adjusted ROAA** 1.31%, compared to 1.32%; PPNR ROAA** 1.80%, compared to 1.74% • Adjusted ROATCE** 14.05%, compared to 14.16% Earnings Financial Highlights - 4Q24*

4 *Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $11.2 billion, up $140.5 million • Loan/Deposit Ratio 85.3% • Deposits $13.1 billion, up $681.2 million or $677.5 million excluding brokered CDs • Noninterest-bearing Deposits/Total Deposits 34% Asset Quality • Nonperforming Loans/Loans 0.38% • Nonperforming Assets/Assets 0.30% • Allowance Coverage Ratio 1.23%; 1.34% adjusted for guaranteed loans • Net Charge-offs $7.1 million Financial Highlights, continued - 4Q24*

5 Capital • Tangible Common Equity/Tangible Assets** 9.05%, compared to 8.96% • Tangible Book Value Per Share** $37.27, compared to $33.85, increase of 10% • Common stock dividend increased to $1.06 per share, compared to $1.00 per share • Repurchased 626,778 shares at an average price of $46.95 • Net Income $185.3 million, down $8.8 million; EPS $4.83 • Net Interest Income $568.1 million, up $5.5 million; NIM 4.16% • PPNR** $255.2 million, down $29.6 million • Adjusted ROAA** 1.26%, compared to 1.41%; PPNR ROAA**1.72%, compared to 2.06% • Adjusted ROATCE** 13.71%, compared to 16.35% Earnings *Comparisons noted below are to the prior year. Loans, Deposits, & Asset Quality • Loans $11.2 billion, up $336.2 million, or 3% • Deposits $13.1 billion, up $970.1 million, or 8% • Net Charge-offs $17.5 million, or 0.16% of average loans, compared to 0.37% Financial Highlights, continued - 2024* **A Non-GAAP Measure, Refer to Appendix for Reconciliation.

6 Areas of Focus Organic Loan and Deposit Growth • Continue Funding Loan Growth with Customer Deposits • Build Franchise Value by Expanding Existing and Acquiring New Relationships Disciplined Loan and Deposit Pricing Focused Credit Underwriting and Monitoring Focus on Long-term Earnings Trajectory Core System Conversion • Completed on October 11, 2024

7 $10,884 $11,028 $11,000 $11,080 $11,220 4Q23 1Q24 2Q24 3Q24 4Q24 $ In Millions 3% Total Loan Growth Loan Trends

8 Loan Details 4Q24 3Q24 4Q23 Qtr Change LTM Change C&I $ 2,139 $ 2,145 $ 2,186 $ (6) $ (47) CRE Investor Owned 2,405 2,347 2,292 58 113 CRE Owner Occupied 1,305 1,323 1,262 (18) 43 SBA loans* 1,298 1,273 1,282 25 16 Sponsor Finance* 783 819 872 (36) (89) Life Insurance Premium Financing* 1,114 1,030 956 84 158 Tax Credits* 760 724 735 36 25 Residential Real Estate 351 346 360 5 (9) Construction and Land Development 794 797 670 (3) 124 Other 271 276 269 (5) 2 Total Loans $ 11,220 $ 11,080 $ 10,884 $ 140 $ 336 *Specialty loan category. $ In Millions

9 Specialty Lending $3,898 $3,990 $4,109 4Q23 3Q24 4Q24 $ In Millions Midwest $3,338 $3,194 $3,201 4Q23 3Q24 4Q24 Southwest $1,566 $1,680 $1,784 4Q23 3Q24 4Q24 West $1,813 $1,940 $1,855 4Q23 3Q24 4Q24 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) Loan By Region

10 Deposit Details 4Q24 3Q24 4Q23 Qtr Change LTM Change Noninterest-bearing demand accounts $ 4,484 $ 3,934 $ 3,959 $ 550 $ 525 Interest-bearing demand accounts 3,175 3,049 2,950 126 225 Money market accounts 3,564 3,568 3,399 (4) 165 Savings accounts 553 553 595 — (42) Certificates of deposit: Brokered 485 481 483 4 2 Customer 885 880 790 5 95 Total Deposits $ 13,146 $ 12,465 $ 12,176 $ 681 $ 970 Deposit Verticals (included in total deposits) $ 3,388 $ 3,093 $ 2,778 $ 295 $ 610 $ In Millions * Total deposits excluding Deposit Verticals and brokered CDs increased $382 million from 3Q24 and increased $358 million from 4Q23. **

11 Deposit Verticals $2,778 $3,093 $3,388 4Q23 3Q24 4Q24 $ In Millions Midwest* $6,219 $6,205 $6,433 4Q23 3Q24 4Q24 Southwest $1,828 $1,971 $2,057 4Q23 3Q24 4Q24 West* $1,351 $1,196 $1,268 4Q23 3Q24 4Q24 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances Deposit By Region

Differentiated Deposit Verticals

ENTERPRISE Financial Services Corp



27.2%
36.1%
36.7%

- **$3.39 billion - 26% of total deposits**
- **$3.35 billion - Average deposits for 4Q24**
- **$22.9 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.72% in 4Q24**
- **$144.3 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
  - **23 - Number of traditional branches that would support the EFSC deposit vertical portfolio**

Data Source: Deposit data as of June 30th, 2024, per the FDIC Summary of Deposits.



Community Associations

$1.2 billion in deposit accounts specifically designed to serve the needs of community associations.



Property Management

$1.2 billion in deposits. Specializing in the compliance of Property Management Trust Accounts.



Legal Industry and Escrow Services

$922 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.



$ In Millions
$1,000
$500
$—
Community Associations
Property Management
Legal Industry and Escrow Services
4Q23
1Q24
2Q24
3Q24
4Q24

12

13 32% 34% 28% 38% 32% 20% 4% 7% 31% 24% 18% 19% 1% Core Funding Mix Commercial Business Banking Consumer $ In Millions $2,603$1,492$4,946 1At December 31, 2024. Note: Brokered deposits: 4Q24 $0.7 billion; 3.71% cost of funds Deposit Verticals $3,388 64%6% 29% 4Q24 Total Portfolio Average Account Size & Cost of Funds COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Average account size ($ in thousands) 4Q24 $ 353 $ 77 $ 23 $ 108 Cost of funds 4Q241 2.25% 1.31% 1.58% 0.94% • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship Overview

14 Earnings Per Share Trend - 4Q24 $1.32 $0.05 $(0.06) $(0.03) $1.28 3Q24 Operating Revenue Provision for Credit Losses Noninterest Expense 4Q24 Change in Diluted EPS

15 $140.7 $137.7 $140.5 $143.5 $146.4 4.23% 4.13% 4.19% 4.17% 4.13% 5.33% 5.33% 5.33% 5.27% 4.66% Net Interest Income Net Interest Margin Avg Fed Funds Rate 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income Trend $ In Millions Stable Net Interest Income 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income - FTE $ 142.6 $ 139.8 $ 142.6 $ 145.6 $ 148.6 Purchase Accounting Amortization/(Accretion) (0.5) 0.5 (0.2) 0.5 0.8 Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 142.1 $ 140.3 $ 142.4 $ 146.1 $ 149.4 Net Interest Margin 4.23% 4.13% 4.19% 4.17% 4.13 % Purchase Accounting Amortization/(Accretion) (0.02) % 0.02% — % 0.01% 0.02 % Adjusted Net Interest Margin (Excluding Purchase Accounting) 4.21% 4.15% 4.19% 4.18% 4.15%

16 Net Interest Margin 6.87% 6.87% 6.95% 6.95% 6.73% 3.20% 3.27% 3.35% 3.40% 3.51% 6.20% 6.20% 6.28% 6.26% 6.05% Earning asset yield Securities yield Loan yield 4Q23 1Q24 2Q24 3Q24 4Q24 3.03% 3.14% 3.19% 3.22% 2.96% 2.03% 2.13% 2.16% 2.18% 2.00% 3.09% 3.22% 3.26% 3.28% 3.02% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 4Q23 1Q24 2Q24 3Q24 4Q24 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.17% (0.17)% (0.05)% 0.02% 0.16% 4.13% 3Q24 Loans Other Earning Asset Mix Funding Mix Cost of Funds 4Q24 Margin Bridge

17 106 22 2 14 26 4Q23 1Q24 2Q24 3Q24 4Q24 $267 $144 $(29) $80 $140 42.0% 44.4% 45.8% 44.1% 41.5% Organic Loans Avg Line Draw % 4Q23 1Q24 2Q24 3Q24 4Q24 4Q24 3Q24 4Q23 NPLs/Loans 0.38% 0.26% 0.40 % NPAs/Assets 0.30% 0.22% 0.34 % ACL/NPLs 323.2% 492.6% 308.2 % ACL/Loans** 1.34% 1.38% 1.35 % Annualized Net Charge-offs to Average Loans Provision for Credit Losses* $18.1 $5.8 $4.8 $4.1 $6.8 4Q23 1Q24 2Q24 3Q24 4Q24 $ In Millions bps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends

18 $139.8 $5.3 $(7.1) $138.0 ACL 3Q24 Portfolio Changes Net Charge-offs ACL 4Q24 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q24 $ In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,717 $ 63 1.34 % Commercial real estate 4,975 55 1.11 % Construction real estate 891 10 1.12 % Residential real estate 359 6 1.67 % Other 278 4 1.44 % Total $ 11,220 $ 138 1.23 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $20.9 million, $3.9 million, and $12.1 million, respectively. Total ACL percentage of loans excluding government guaranteed loans was 1.34%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

19 Noninterest Income Trend $25.5 $12.2 $15.5 $21.4 $20.6 $6.3 $5.0 $4.0 $8.3 $4.7 $9.7 $(2.2) $1.9 $3.3 $6.0 $4.3 $4.4 $4.5 $4.6 $4.7 $2.7 $2.4 $2.5 $2.6 $2.5 $2.5 $2.6 $2.6 $2.6 $2.7 15.3% 8.1% 9.9% 13.0% 12.4% Other Tax Credit Income (Loss) Deposit Service Charges Card Services Wealth Management Noninterest income/Total income 4Q23 1Q24 2Q24 3Q24 4Q24 $6.3 $5.0 $4.0 $8.3 $4.7 $2.3 $1.6 $1.6 $1.7 $1.7 $0.8 $0.3 $0.6 $0.5 $0.5 $1.3 $0.9 $0.9 $1.1 $0.9 $0.2 $0.2 $1.0 $1.0 $0.6 $0.3 $1.2 $0.3 $0.7 $0.2 $0.4 $0.6 $0.3 $1.4 $3.2 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales Gain on sale of OREO 4Q23 1Q24 2Q24 3Q24 4Q24 $ In Millions Noninterest Income Other Noninterest Income Detail

20 Noninterest Expense Trend Other Noninterest Expense DetailNoninterest Expense $ In Millions $92.6 $93.5 $94.0 $98.0 $99.5 $24.6 $22.6 $22.3 $23.0 $24.2 $0.4 $1.3 $1.4 $1.9 $21.6 $20.3 $21.7 $23.8 $22.9 $2.4 $0.6 $4.3 $4.3 $4.2 $4.4 $4.3 $39.7 $45.3 $44.5 $45.4 $46.2 53.1% 60.2% 58.1% 58.4% 57.1% Other Core conversion expense Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Core efficiency ratio* 4Q23 1Q24 2Q24 3Q24 4Q24 $24.6 $22.6 $22.3 $23.0 $24.2 $13.0 $11.2 $10.7 $10.9 $11.9 $4.0 $3.9 $4.0 $4.1 $4.6 $1.1 $1.4 $1.3 $1.6 $1.6 $2.7 $3.0 $3.1 $3.3 $3.1 $2.7 $2.1 $2.3 $2.2 $2.1 $1.1 $1.0 $0.9 $0.9 $0.9 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 4Q23 1Q24 2Q24 3Q24 4Q24 *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

21 Capital Tangible Common Equity/Tangible Assets 8.96% 9.01% 9.18% 9.50% 9.05% Tangible Common Equity/Tangible Assets* 4Q23 1Q24 2Q24 3Q24 4Q24 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.2% 14.3% 14.6% 14.8% 14.6% 6.5% 11.3% 11.4% 11.7% 11.9% 11.8% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 4Q23 1Q24 2Q24 3Q24 4Q24 8.0% 12.7% 12.8% 13.0% 13.2% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases ◦ 206,529 shares repurchased in 4Q24 at an average price of $54.01 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $33.85 $34.21 $35.02 $37.26 $37.27 $0.25 $0.25 $0.26 $0.27 $0.28 TBV/Share* Dividends per Share 4Q23 1Q24 2Q24 3Q24 4Q24 13.1% **

Appendix

23 Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 10% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 39% Corporate debt securities 4% U.S. Treasury bills 5% TOTAL $2.9 billion • Effective duration of 5.6 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $429.5 million • 3.51% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 4Q23 1Q24 2Q24 3Q24 4Q24 $— $800 $1,600 $2,400 $(200) $(100) $— $100 $ In Millions $144.6 $69.8 $67.2 $241.4 $359.4 5.36% 5.21% 5.43% 4.97% 5.10% Principal Cost Yield (TEQ) 4Q23 1Q24 2Q24 3Q24 4Q24 Investment Purchase Yield $ In Millions Investment Portfolio

24 EFSC Borrowing Capacity $5.1 $5.3 $5.5 $1.2 $1.2 $1.3 $2.6 $2.6 $2.8 $0.1 $0.1 $0.1$1.2 $1.4 $1.3 42% 43% 42% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 2Q24 3Q24 4Q24 $ In Billions End of Period and Average Loans to Deposits 89% 90% 90% 89% 85%88% 90% 89% 87% 86% End of period Loans/Deposits Avg Loans/Avg Deposits 4Q23 1Q24 2Q24 3Q24 4Q24 • $1.3 billion available FHLB capacity • $2.8 billion available FRB capacity • $140.0 million in seven federal funds lines • $1.3 billion in unpledged investment securities • $764.2 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 18% • FHLB maximum credit capacity is 45% of assets $0.4 $0.4 $0.4 $0.3 $0.3 $0.4 $0.8 $1.2 $1.5 $1.8 Annual Cash Flows Cumulative Cash Flows 2025 2026 2027 2028 2029 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending December 31 of each year Liquidity

25 Office CRE (Non-owner Occupied) Total $513.7 million Midwest 47.4% Southwest 26.8% West 20.9% Specialty 4.9% Office CRE Loans by Location Real Estate/ Rental/Leasing 88.1% Health Care and Social Assistance 3.2% Other 8.7% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.58 12 $ 184.7 $ 15.4 $5-10 Million 5.00 11 71.3 6.5 $2-5 Million 5.19 43 138.7 3.2 < $2 Million 5.28 198 119.0 0.6 Total 5.27 264 $ 513.7 $ 1.9 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $11.5 million unfunded commitments • Limited near-term maturity risk: 15% to mature in 2025, 85% maturing in 2026 and beyond

26 Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated.

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,824,002	$ 1,832,011	$ 1,755,273	$ 1,731,725	$ 1,716,068
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	8,484	9,400	10,327	11,271	12,318
Tangible common equity	$ 1,378,366	$ 1,385,459	$ 1,307,794	$ 1,283,302	$ 1,266,598
Common shares outstanding	36,988	37,184	37,344	37,515	37,416
Tangible book value per share (non-GAAP)	$ 37.27	$ 37.26	$ 35.02	$ 34.21	$ 33.85
Total assets	$ 15,596,431	$ 14,954,125	$ 14,615,666	$ 14,613,338	$ 14,518,590
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	8,484	9,400	$ 10,327	11,271	12,318
Tangible assets (non-GAAP)	$ 15,222,783	$ 14,579,561	$ 14,240,175	$ 14,236,903	$ 14,141,108
Tangible common equity to tangible assets (non-GAAP)	9.05 %	9.50 %	9.18 %	9.01 %	8.96 %

($ in thousands)	Quarter ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	Year ended December 31, 2024	December 31, 2023
CALCULATION OF PRE-PROVISION NET REVENUE							
Net interest income	$ 146,370	$ 143,469	$ 140,529	$ 137,728	$ 140,732	$ 568,096	$ 562,592
Noninterest income	20,631	21,420	15,494	12,158	25,452	69,703	68,725
FDIC special assessment	—	—	—	625	2,412	625	2,412
Core conversion expense	1,893	1,375	1,250	350	—	4,868	—
Less gain on sale of investment securities	—	—	—	—	220	—	601
Less gain (loss) on sale of other real estate owned	(68)	3,159	—	(2)	—	3,089	187
Less noninterest expense	99,522	98,007	94,017	93,501	92,603	385,047	348,186
PPNR (non-GAAP)	$ 69,440	$ 65,098	$ 63,256	$ 57,362	$ 75,773	$ 255,156	$ 284,755
Average assets	$ 15,309,577	$ 14,849,455	$ 14,646,381	$ 14,556,119	$ 14,332,804	$14,841,690	$13,805,236
PPNR ROAA (non-GAAP)	1.80 %	1.74 %	1.74 %	1.58 %	2.10 %	1.72 %	2.06 %

27

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended December 31, 2024	Quarter ended September 30, 2024	Quarter ended June 30, 2024	Quarter ended March 31, 2024	Quarter ended December 31, 2023	Year ended December 31, 2024	Year ended December 31, 2023
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) AND RETURN ON AVERAGE ASSETS (ROAA)							
Average shareholder's equity	$ 1,844,509	$ 1,804,369	$ 1,748,240	$ 1,738,698	$ 1,652,882	$ 1,784,175	$ 1,623,121
Less average preferred stock	71,988	71,988	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	8,930	9,855	10,783	11,770	12,858	10,329	14,531
Average tangible common equity	$ 1,398,427	$ 1,357,362	$ 1,300,305	$ 1,289,776	$ 1,202,872	$ 1,336,694	$ 1,171,438
Net income (GAAP)	$ 48,834	$ 50,585	$ 45,446	$ 40,401	$ 44,529	$ 185,266	$ 194,059
FDIC special assessment (after tax)	—	—	—	470	1,814	470	1,814
Core conversion expense (after tax)	1,424	1,034	940	263	—	3,661	—
Less gain on sale of investment securities (after tax)	—	—	—	—	165	—	452
Less gain (loss) on sales of other real estate owned (after tax)	(51)	2,375	—	(1)	—	2,323	141
Net income adjusted (non-GAAP)	$ 50,309	$ 49,244	$ 46,386	$ 41,135	$ 46,178	$ 187,074	$ 195,280
Less preferred stock dividends	937	938	937	938	937	3,750	3,750
Net income available to common shareholders adjusted (non-GAAP)	$ 49,372	$ 48,306	$ 45,449	$ 40,197	$ 45,241	$ 183,324	$ 191,530
ROATCE (non-GAAP)	13.63 %	14.55 %	13.77 %	12.31 %	14.38 %	13.58 %	16.25 %
Adjusted ROATCE (non-GAAP)	14.05 %	14.16 %	14.06 %	12.53 %	14.92 %	13.71 %	16.35 %
Average assets	$15,309,577	$ 14,849,455	$ 14,646,381	$ 14,556,119	$14,332,804	$14,841,690	$13,805,236
Return on average assets (GAAP)	1.27 %	1.36 %	1.25 %	1.12 %	1.23 %	1.25 %	1.41 %
Adjusted return on average assets (non-GAAP)	1.31 %	1.32 %	1.27 %	1.14 %	1.28 %	1.26 %	1.41 %

28

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS					
Loans (GAAP)	$11,220,355	$ 11,079,892	$11,000,007	$11,028,492	$ 10,884,118
Less guaranteed loans	947,665	928,272	923,794	924,633	932,118
Adjusted loans (non-GAAP)	$10,272,690	$ 10,151,620	$10,076,213	$10,103,859	$ 9,952,000
Allowance for credit losses	$ 137,950	$ 139,778	$ 139,464	$ 135,498	$ 134,771
Allowance for credit losses/loans (GAAP)	1.23 %	1.26 %	1.27 %	1.23 %	1.24 %
Allowance for credit losses/adjusted loans (non-GAAP)	1.34 %	1.38 %	1.38 %	1.34 %	1.35 %

($ in thousands)	Quarter ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	Year ended December 31, 2024	December 31, 2023
CORE EFFICIENCY RATIO							
Net interest income (GAAP)	$ 146,370	$ 143,469	$ 140,529	$ 137,728	$ 140,732	$ 568,096	$ 562,592
Tax-equivalent adjustment	2,272	2,086	2,047	2,040	1,915	8,445	8,079
Noninterest income (GAAP)	20,631	21,420	15,494	12,158	25,452	69,703	68,725
Less gain on sale of investment securities	—	—	—	—	220	—	601
Less gain (loss) on sale of other real estate owned	(68)	3,159	—	(2)	—	3,089	187
Core revenue (non-GAAP)	$ 169,341	$ 163,816	$ 158,070	$ 151,928	$ 167,879	$ 643,155	$ 638,608
Noninterest expense (GAAP)	$ 99,522	$ 98,007	$ 94,017	$ 93,501	$ 92,603	$ 385,047	$ 348,186
Less FDIC special assessment	—	—	—	625	2,412	625	2,412
Less core conversion expense	1,893	1,375	1,250	350	—	4,868	—
Less amortization on intangibles	916	927	944	1,047	1,108	3,834	4,601
Core revenue (non-GAAP)	$ 96,713	$ 95,705	$ 91,823	$ 91,479	$ 89,083	$ 375,720	$ 341,173
Core efficiency ratio (non-GAAP)	57.1 %	58.4 %	58.1 %	60.2 %	53.1 %	58.4 %	53.4 %

29